UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 13, 2023

TKB Critical Technologies 1

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40959	98-1601095
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2340 Collins Avenue; Suite 402

Miami Beach, FL 33141

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (949) 720-7133

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	USCTU	The Nasdaq Stock Market, LLC
Class A ordinary shares, par value $0.0001 per share	USCT	The Nasdaq Stock Market, LLC
Warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	USCTW	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed, on June 26, 2023, TKB Critical Technologies 1, a Cayman islands exempted company (the “Company”), TKB Sponsor I, LLC (“Sponsor”), each independent director of the Company (the “Directors”), and affiliates of Roth Capital Partners, LLC (“Roth”) and Craig-Hallum Capital Group LLC (“Craig-Hallum”) (collectively, the “Buyers”) entered into a Securities Transfer Agreement (the “Purchase Agreement”) pursuant to which Sponsor and the Directors agreed to sell to Buyers, and Buyers agreed to purchase from Sponsor and the Directors, an aggregate of 4,312,500 ordinary shares consisting of 4,237,500 Class A ordinary shares and 75,000 Class B ordinary shares and 8,062,500 private placement warrants (together, the “Transferred Securities”) for an aggregate purchase price of $1.00 (the “Transaction”). The Transaction was consummated on June 28, 2023. Upon closing of the Transaction, as previously disclosed, three of the seven directors of the Company (Philippe Tartavull, Greg Klein and Angela Blatteis) resigned and Byron Roth and John Lipman were appointed to the Board. Four independent directors of the Company agreed to resign effective upon expiration of the waiting period required by Rule 14f under the Securities Exchange Act of 1934, as amended.

On August 2, 2023, the Company filed with the Securities and Exchange Commission and mailed to its shareholders an information statement on Schedule 14f-1 in connection with a proposed change in majority control of the Company’s board of directors other than by a meeting of shareholders (the “Schedule 14F”). The requisite 10-day waiting period ended on August 12, 2023. The proposed resignations and new appointments discussed below were described in the Schedule 14F.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) Effective August 13, 2023, Frank Levinson, Michael Herson, Ryan O’Hara and William Zerella resigned as directors of the Company.

(d) Effective August 13, 2023, Adam Rothstein, Sam Chawla and Christopher Bradley were appointed as directors of the Company. Each of Messrs. Rothstein, Chawla and Bradley will serve on the Audit and Compensation Committees. Mr. Bradley will chair the Audit Committee and Mr. Rothstein will chair the Compensation Committee. With the exception of the Transaction, there are no transactions of the type required to be disclosed by Item 404(a) of Regulation S-K between the Company and the new directors.

Item 9.01 Financial Statements and Exhibits

Exhibit 104	Cover Page Interactive Data File

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TKB Critical Technologies 1

	By:	/s/ Byron Roth
		Name:	Byron Roth
		Title:	Co- Chief Executive Officer

Dated: August 15, 2023

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